UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 16, 2015

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35634	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank

Foothill Ranch, CA 92610

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

(949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by The Wet Seal, Inc. (the “Company”) on January 16, 2015 (the “Prior Form 8-K”), on January 15, 2015 (the “Petition Date”), the Company and its three subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being administered under the caption “In re The Wet Seal, Inc., et al.”, Case Nos. 15-10081-10084 (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

DIP Financing Agreement

In addition, as previously disclosed in the Prior Form 8-K, in connection with the Chapter 11 Cases, the Debtors filed motions on the Petition Date seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of January 15, 2015 (the “DIP Financing Agreement”), by and among the Debtors and B. Riley Financial, Inc., as Lender. The terms of the DIP Financing Agreement were previously disclosed by the Company in the Prior Form 8-K. The DIP Financing Agreement provides for a senior secured, super-priority credit facility (the “DIP Financing”) of up to $20.0 million on the closing date of the DIP Financing, and the availability of which is reduced by an $5.0 million availability block (the “Availability Block”), which Availability Block is subject to reduction at the sole discretion of the Lender. Loans under the DIP Financing will be capped at the lesser of this commitment and a borrowing base (which is subject to reserves) and prior to the later of the entry of a final borrowing order by the Bankruptcy Court and approval of an initial budget by the Lender, availability under the DIP Financing will be limited to $1.0 million.

Pursuant to an order of the Bankruptcy Court dated January 20, 2015, the Debtors were authorized to enter into and draw upon the DIP Financing on an interim basis, subject to the satisfaction of customary conditions precedent thereto. On such date, the parties also agreed to amend the maturity date and the terms of the payment of the commitment fee under the DIP Financing Agreement as set forth below.

The Debtors anticipate using the proceeds of the DIP Financing primarily for (i) purposes permitted by orders of the Bankruptcy Court, including ongoing debtor-in-possession working capital purposes, (ii) the payment of fees, costs and expenses, and (iii) other general corporate purposes, in each case, only to the extent permitted under applicable law, the DIP Financing Agreement, the orders of the Bankruptcy Court, and in accordance with the approved budget, and further subject to certain exceptions as set forth in the DIP Financing Agreement.

The maturity date of the DIP Financing is the earlier of (a) February 17, 2015, unless the final borrowing order shall have been entered by the Bankruptcy Court on or before such date, in which case such maturity date shall mean May 15, 2015 unless otherwise extended by the Lender in its discretion, and (b) the date on which B. Riley Financial, Inc. (the “Plan Sponsor”) terminates the Plan Sponsorship Agreement (the “Plan Sponsorship Agreement”) entered into between the Debtors and the Plan Sponsor on January 15, 2015.

Interest on the outstanding principal amount of loans under the DIP Financing shall be payable monthly in arrears and on the maturity date at a per annum rate equal to 10.25%. Debtors shall pay to the Lender a commitment fee equal to (i) on the date which is the earlier of (x) the first draw under the DIP Financing Agreement after entry of a final borrowing order by the Bankruptcy Court approving the DIP Financing and (y) entry of a final borrowing order by the Bankruptcy Court approving debtor-in-possession financing other than the DIP Financing or the DIP LC Financing (provided that if neither event occurs, such fee shall not be payable), (a) 2.50% multiplied by (b) an amount equal to the remainder of $20.0 million minus the Availability Block then in effect, and (ii) on any date on which the Lender reduces the Availability Block, (a) 2.50% multiplied by (b) the amount of such reduction. Additionally, the parties agreed that in the event the Company terminates the Plan Sponsorship Agreement and is obligated to pay a break-up fee to the Plan Sponsor as required by the Plan Sponsorship Agreement, such commitment fee may be credited against the break-up fee payable to the Plan Sponsor. Upon an event of default, all obligations under the DIP Financing Agreement shall bear interest at a rate equal to the then current rate plus an additional 2% per annum.

Pursuant to the terms of the DIP Financing Agreement, the domestic subsidiaries of the Company which are not borrowers under the DIP Financing will guarantee the obligations of the borrowers under the DIP Financing. Subject to certain exceptions, the DIP Financing will be secured by a first priority perfected security interest in substantially all of the assets of the Debtors, including control over certain of the Debtors’ deposit accounts. The security interests and liens are subject only to certain carve outs and permitted liens, as set forth in the DIP Financing Agreement. The DIP Financing is subject to certain covenants, including, without limitation, related to the incurrence of additional debt, liens, the making of restricted payments and the deposit of the Company’s cash into a blocked account if the Company’s liquidity is below $5.0 million, the Company’s failure to comply with the approved budget and certain bankruptcy related covenants, in each case as set forth in the DIP Financing Agreement. The DIP Financing is subject to certain prepayment events, including, without limitation, upon the sale of certain assets, and certain events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness, certain bankruptcy related defaults and the failure of Edmond S. Thomas to continue to serve as the chief executive officer of the Company, in each case as set forth in the DIP Financing Agreement.

DIP LC Agreement

In addition, as previously disclosed in the Prior Form 8-K, in connection with the Chapter 11 Cases, the Debtors filed motions on the Petition Date seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in that certain Senior Secured, Super-Priority Debtor-in-Possession Letter of Credit Agreement, dated as of January 15, 2015 (the “DIP LC Agreement”), by and among the Debtors and Bank of America, N.A., as L/C Issuer. The terms of the DIP LC Agreement were previously disclosed by the Company in the Prior Form 8-K. The DIP LC Agreement provides for a senior secured, super-priority debtor-in-possession letter of credit facility (the “DIP LC Financing”) of up to approximately $18.3 million on the closing date of the DIP LC Financing.

Pursuant to an order of the Bankruptcy Court dated January 20, 2015, the Debtors were authorized to enter into and draw upon the DIP LC Financing on an interim basis, subject to the satisfaction of customary conditions precedent thereto. On such date, the parties also agreed that the final borrowing order from the Bankruptcy Court approving the DIP LC Financing must be entered on or prior to February 17, 2015. The DIP LC Financing will be comprised of approximately $10.8 million of letters of credit outstanding under the Company’s Amended and Restated Credit Agreement dated as of February 3, 2011 (as amended, the “Prepetition Credit Agreement”), with the Debtors, Bank of America, N.A., as the administrative agent, collateral agent, L/C issuer and swing line lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole bookrunner, and the other lenders party thereto, and up to $7.5 million of additional letters of credit that may be issued under the DIP LC Agreement. Additional letters of credit will be available to the Debtors under the DIP LC Agreement until the earliest of (i) April 30, 2015, (ii) the date on which the maturity of the obligations under the DIP LC Agreement are accelerated and the commitment and the L/C Issuer’s obligation to issue letters of credit thereunder is terminated, (iii) the date on which a sale of substantially all of the assets or equity of the Debtors is consummated, or (iv) the effective date of a plan of reorganization of the Debtors.

A letter of credit fee on the outstanding stated amount of letters of credit under the DIP LC Financing shall be payable monthly in arrears at a per annum rate equal to 2.50%. The Debtors shall also pay to the L/C Issuer a closing fee. The Debtors shall pay to the L/C Issuer a commitment fee equal to 0.50% multiplied by the actual daily amount by which the commitment under the DIP LC Agreement exceeds the outstanding amount of obligations thereunder and shall be payable monthly in arrears. Upon an event of default, all obligations under the DIP LC Agreement shall bear interest at a rate equal to the then current rate plus an additional 2% per annum.

The cash collateral on deposit under the Prepetition Credit Agreement shall be deemed held under the DIP LC Agreement, each additional letter of credit issued under the DIP LC Agreement will be cash collateralized in an amount equal to 103% of the face amount of such letter of credit and the DIP LC Financing will be secured by a first priority perfected security interest in such cash collateral securing the repayment of all letters of credit issued, or deemed issued, under the DIP LC Agreement, which cash collateral will be subject to release upon the satisfaction of the conditions set forth in the DIP LC Agreement. The DIP LC Financing is subject to certain covenants, including, without limitation, related to liens and certain bankruptcy related covenants, as set forth in the DIP LC Agreement. The DIP LC Financing is subject to certain events of default, including, without limitation, payment defaults, cross-defaults to other indebtedness and certain bankruptcy related defaults, in each case as set forth in the DIP LC Agreement.

In connection with the DIP LC Financing, the Debtors entered into a Pledge and Security Agreement with Bank of America, N.A., as L/C Issuer and Pre-Petition Agent (the “Pledge and Security Agreement”). The terms of the Pledge and Security Agreement were previously disclosed by the Company in the Prior Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The items set forth above in Item 1.01 of this Form 8-K regarding the DIP Financing and DIP LC Financing is hereby incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 16, 2015, the Company received a notification letter (the “Notice”) from The Nasdaq Stock Market LLC (“NASDAQ”) indicating that in accordance with Listing Rules 5101, 5110(b), and IM-5101-1, NASDAQ had determined that the Company’s securities will be delisted from The Nasdaq Stock Market, and that, unless the Company appeals the determination, trading of the Company’s Class A common stock will be suspended at the opening of business on January 27, 2015 and a Form 25-NSE will be filed with the Securities and Exchange Commission which will remove the Company’s common stock from listing and registration on The Nasdaq Stock Market.

NASDAQ’s determination was based on (i) the Company’s previously disclosed Chapter 11 bankruptcy filing and the resulting public interest concerns raised, (ii) concerns regarding the residual equity interest of the existing listed securities holders and (iii) concerns about the Company’s ability to regain and maintain compliance with all of requirements for continued listing on The Nasdaq Stock Market.

The Company does not intend to appeal the delisting determination. As a result, it is expected that the Company’s Class A common stock will be delisted from The Nasdaq Stock Market.

Item 7.01. Regulation FD Disclosure.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at http://www.donlinrecano.com/Clients/wsi/Index.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. Forward-looking statements may be identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. All forward-looking statements made by the Company are predictions and not guarantees of future performance, involve material risks and uncertainties and are subject to change based on factors that are difficult to predict and that may be beyond the Company’s control. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities Exchange Commission on December 10, 2014, as well as in other past filings with the Securities and Exchange Commission; the transactions contemplated by the DIP Financing Agreement, the DIP LC Agreement and Plan Sponsorship Agreement are subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; risks and uncertainties relating to the bankruptcy filing by the Company, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of the Company and its subsidiaries to prosecute, develop and consummate the transactions contemplated by the Plan Sponsorship Agreement with respect to the Chapter 11 Cases, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Chapter 11 Cases, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to develop and consummate the transactions contemplated by the Plan Sponsorship Agreement, (vii) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations, (viii) the ability to execute the Company’s business and transactions contemplated by the Plan Sponsorship Agreement, and (ix) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties. Accordingly, the Company’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any such forward-looking statements. You should not place undue reliance on forward-looking statements. The Company will not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. If the plan of reorganization contemplated by the Plan Sponsorship Agreement is consummated, the Company’s outstanding Class A common stock will be extinguished and the holders of the Company’s outstanding Class A common stock will not receive any consideration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: January 22, 2015	By:	/s/ Thomas R. Hillebrandt
	Name:	Thomas R. Hillebrandt
	Title:	Interim Chief Financial Officer